UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2011

Apartment Investment and Management Company
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-13232	841259577
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster Street Parkway, Suite 1100, Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-757-8101

Not Applicable
______________________________________________
Former name or former address, if changed since last report

AIMCO Properties, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24497	841275621
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster Street Parkway, Suite 1100Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-757-8101

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2011, Apartment Investment and Management Company ("Aimco") announced the resignation of Timothy J. Beaudin, President and Chief Operating Officer of Aimco and AIMCO-GP, Inc., which is the general partner of AIMCO Properties, L.P.

A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Aimco Press Release dated January 10, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Investment and Management Company

January 10, 2011	By:	Ernest M. Freedman

Name: Ernest M. Freedman
Title: Executive Vice President and Chief Financial Officer

AIMCO Properties, L.P.

January 10, 2011	By:	Ernest M. Freedman

Name: Ernest M. Freedman
Title: Executive Vice President and Chief Financial Officer of AIMCO-GP, Inc. the general partner of AIMCO Properties, L.P.

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Exhibit Index

Exhibit No.	Description

99.1	Aimco Press Release dated January 10, 2011